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                         RESERVE INSTITUTIONAL TRUST
    SUPPLEMENT DATED OCTOBER 16, 1997, TO PROSPECTUS DATED JANUARY 2, 1997


        The following information supplements and should be read in conjunction with the section of the Fund's prospectus entitled, "Annual Fund Expense Information."

        Reserve Management Company, Inc., the Fund's investment adviser, has agreed to lower the total operating expenses of Class B shares to. 45%. Reserve Management Company, Inc., has also agreed to waive .15% of the Management Fee on all purchases of Reserve Primary Institutional Fund Class C, not available to all investors, through January 15, 1998.


Resrv Partners, Inc.
Distributor, 10/97